UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 2, 2010

__________________________________________________________________

CELADON GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34533	13-3361050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9503 East 33rd Street One Celadon Drive, Indianapolis, IN	46235
(Address of principal executive offices)	(Zip Code)

(317) 972-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Certain Officers

On Wednesday, November 3, 2010, Celadon Group, Inc., a Delaware corporation (the "Company"), issued a press release announcing certain changes to its executive team.  The changes are effective immediately.  A copy of the press release is attached to this report as Exhibit 99.1.

Paul Will has been appointed Vice Chairman, President, and Chief Operating Officer and continues to serve as Assistant Secretary.  Mr. Will, 44, has served as a director and Vice Chairman of the Board of Directors since August 2007.  He was Executive Vice President, CFO, Assistant Secretary, and Treasurer from April 2004 to November 2010.

Chris Hines has been appointed Executive Vice President of Sales and Marketing.  Mr. Hines, 50, previously had served as President and Chief Operating Officer since July 2007.  Mr. Hines served on the Company's Board of Directors from July 1, 2006, to July 25, 2007.  Prior to his appointment to President and Chief Operating Officer of the Company, beginning in June 2006, Mr. Hines served as the President and Chief Operating Officer of Tripmaster Corp., an onboard computer and asset management company primarily serving the trucking industry.  From 2004 to 2006, Mr. Hines was the President and Chief Executive Officer of Atipical Holdings, Inc., a business focused on asset management, equipment finance, and backroom productivity solutions.

Jonathan Russell has been appointed President of the Company’s asset-light business units, which include TruckersB2B, Inc. (a wholly owned subsidiary of the Company), Celadon Dedicated Services, and the Company’s truckload brokerage and cross-border LTL business between the United States and Mexico.  Mr. Russell, 39, has been our Executive Vice President Logistics and President of TruckersB2B since August 2006.  He was President of TruckersB2B from May 2003 to July 2006.  Jonathan Russell is the son of our Chairman and Chief Executive Officer Stephen Russell.

Bart Middleton has been appointed Vice President and Principal Accounting Officer.  Mr. Middleton, 40, graduated from Indiana University in 1993 with a bachelor's degree in business.  Prior to joining Celadon, Mr. Middleton worked as an auditor for Deloitte & Touche.  Mr. Middleton joined the Company in 1995 as Assistant Controller with Celadon Trucking Services, Inc.  Mr. Middleton served Celadon Trucking Services, Inc. as Controller from May 1999 to July 2004 and as Vice President Corporate Controller from July 2004 to August 2007.  Mr. Middleton has served as Vice President Corporate Controller for Celadon Group, Inc. since August 2007.  Mr. Middleton is a CPA.

Eric Meek has been appointed Vice President, Treasurer, and Principal Financial Officer.  Mr. Meek, 30, graduated from Franklin College in May 2002 with a bachelor's degree in accounting.  Prior to joining Celadon, Mr. Meek worked as an auditor for Ernst & Young.  Mr. Meek joined the Company in March 2004 as a Financial Analyst with Celadon Trucking Services, Inc.  Mr. Meek served Celadon Trucking Services, Inc. as Director of Finance from March 2006 to December 2008.  Mr. Meek served Celadon Trucking Services, Inc. as Vice President of Finance and Treasurer since December 2008.

Compensatory Arrangements of Certain Executive Officers

Salary Changes

In connection with the title changes above, Mr. Will's base salary was increased to $350,000 annually from $300,000 annually, and Mr. Jonathan Russell's base salary was increased to $275,000 annually from $225,000 annually.

Annual Cash Bonus

The Compensation Committee approved a bonus program for fiscal year 2011 (the "2011 Bonus Program") for Stephen Russell, Paul Will, and Jonathan Russell. Performance targets for Chris Hines and Kenneth Core were not established.  Their target bonuses, when established, will not exceed 65% of their annualized salaries and may be based on the same or different criteria than the bonus criteria described below.  Under the 2011 Bonus Program, the Compensation Committee adopted the following target bonus amounts for each of the officers listed below:

Name and Position	Target Bonus as a Percentage of Annualized Current Salary	Target Bonus in Dollars
Stephen Russell, Chairman and CEO	65%	$455,000

Paul Will, Vice Chairman, President, COO, and Assistant Secretary	65%	$227,500

Jonathan Russell, President of Truckers B2B and President of Celadon Dedicated Services	65%	$178,750

The Compensation Committee established the following criteria for attainment of the fiscal year 2011 cash bonus:

Bonus Criteria	Percentage of Bonus

Earnings Per Share Target	35%

Return on Invested Capital Target	35%

Discretionary Amount	30%

For each criterion other than the discretionary amount, the recipients may earn between 0% and 200% of the portion of the target bonus amount attributable to that criterion, depending on the level of performance.

Earnings per share.   Earnings per share is equal to diluted earnings per share as reflected in the audited financial statements, excluding any gain or loss attributable to extraordinary non-cash items.  The bonus amounts are linear in between the identified earnings per share targets and adjusted for the pro forma impact of any acquisitions/dispositions.

EPS Calculation
Fiscal 2011 EPS	Percentage of Target Bonus
<$0.51	0%
$0.51	50%
$0.61	100%
$0.71	150%
$0.81	200%

Return on Invested Capital.  The Compensation Committee may exercise discretion to reflect changes in the Company's use of operating leases, as opposed to balance sheet financing, that would cause significant differences in calculated return on invested capital.  The bonus amounts are linear in between the identified return on invested capital targets.

ROIC Calculation
Fiscal 2011 ROIC	Percentage of Target Bonus
<5.8%	0%
5.8%	50%
6.6%	100%
7.5%	150%
8.3%	200%

The Compensation Committee viewed the 2011 performance targets as reflecting a range of performance that is achievable but uncertain, with the upper end of the range reflecting a significant accomplishment.  The 2011 performance targets do not reflect any view of ours concerning earnings expectations for the year.

Compensation of Messrs. Middleton and Meek

         Mr. Middleton's base salary is $127,000.  He received a cash bonus of $15,000 and a restricted stock grant of 4,000 shares in fiscal 2010.  He received a restricted stock grant of 3,000 shares in fiscal 2011.  Mr. Meek's base salary is $115,000.  He received a cash bonus of $15,000 and a restricted stock grant of 4,000 shares in fiscal 2010.  He received a restricted stock grant of 3,000 shares in fiscal 2011.

Item 7.01                      Regulation FD Disclosure.

See press release filed as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT
	NUMBER	EXHIBIT DESCRIPTION
	99.1	Celadon Group, Inc. press release announcing executive team changes

The information contained in Item 7.01 of this report (and by reference Item 9.01(d)) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in this report and the exhibit hereto may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.  Please refer to various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELADON GROUP, INC.

Date: November 3, 2010	By:	/s/ Paul Will
Paul Will President, Chief Operating Officer, and Assistant Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1	Celadon Group, Inc. press release announcing executive team changes